[Front Cover]

[MFS INVESTMENT MANAGEMENT LOGO]

                                                               Semiannual Report
                                                               February 28, 1997

MFS(R) Managed Sectors Fund

[silhouette of two people in front of window]

Table of Contents


Letter from the Chairman  ............  1
Portfolio Manager's Overview    ......  2
Portfolio Manager's Profile  .........  3
Fund Facts    ........................  4
Performance Summary    ...............  4
Portfolio Concentration   ............  6
Portfolio of Investments  ............  7
Financial Statements   ...............  9
Notes to Financial Statements   ...... 16
Trustees and Officers  ............... 21






--------------------------------------------------------------------------------

Highlights

o For the six months ended February 28, 1997, Class A shares of the Fund provided a total return at net asset value of 17.55%, while Class B shares returned 17.18%, and Class I shares returned 16.93%.

o Although many industry sectors performed well, differences within each sector have been dramatic, as stocks of large-capitalization, multinational leaders continued to rise to new levels, while others, many with fundamentals intact, lagged.

o The Fund's investments remain concentrated in four sectors: leisure, technology, energy, and health care, although the composition of those holdings has changed to some degree, as have the weightings.

o Energy holdings were modestly reduced, while the leisure weighting was expanded through investments in the hotel sector, where we believe constrained supply and continued growth in demand should lead to an extended period of earnings growth.

--------------------------------------------------------------------------------

[Photo of A. Keith Brodkin]

Letter from the Chairman

Dear Shareholders:

After more than six years of expansion, the U.S. economy appears to be experiencing another year of moderate growth in 1997, although a few signs point to the possibility of a modest rise in inflation during the year. On the positive side, the pattern of moderate growth and inflation set over the past few years now seems fairly well entrenched in the economy and, short of a major international or domestic crisis, appears to have enough momentum to remain on track for some time. Also, gains in such important sectors as housing, automobiles, industrial production, and exports indicate a fair amount of underlying strength in the economy. However, some reason for caution can be seen in the continuing high levels of consumer debt and rising personal bankruptcies, as well as in the ongoing tightness in labor markets, which could add some inflationary pressures to the economy. Given these somewhat conflicting indicators, we expect real (inflation-adjusted) growth to revolve around 2% in 1997, which would represent a modest decline from 1996.

 We continue to urge U.S. equity investors to lower their expectations for 1997 and to point out that the impressive gains of the past two years are not sustainable. Just as the slowdown in corporate earnings growth and increases in interest rates in 1996 raised some near-term concerns, further interest rate increases and an acceleration of inflation could negatively affect the stock market in 1997. However, to the extent that some slowdown in earnings means that the economy is not overheating, this could be beneficial for the equity market in the long run. Also, we believe many of the technology-driven productivity gains that U.S. companies have made in recent years will continue to enhance corporate America's competitiveness and profitability. Therefore, while we have some near-term concerns, we remain reasonably positive about the long-term viability of the equity market.

 We appreciate your support and welcome any questions or comments you may have.


Respectfully,

/s/ A. Keith Brodkin

A. Keith Brodkin
Chairman and President

March 12, 1997

Portfolio Manager's Overview


[Photo of Kenneth J. Enright]


Dear Shareholders:

For the six months ended February 28, 1997, Class A shares of the Fund provided a total return of 17.55%, while Class B shares returned 17.18%, and Class I shares returned 16.93%. These returns, which include the reinvestment of distributions but exclude the effects of any sales charges, compare to a 22.5% return for the Standard & Poor's 500 Composite Index (S&P 500), a popular, unmanaged index of common stock performance. The Lipper Capital Appreciation Fund Index, an index of funds which more closely reflects the Fund's objectives, returned 9.34% during the same period.

 While, according to Lipper most broad equity indices gained approximately 20% over the past six months, a remarkable feat given the strength exhibited in 1995 and the first half of 1996, the primary difference in performance has been the lack of breadth exhibited in both 1996 and year-to-date in 1997. Although many industry sectors performed well, the dispersion of results within each sector has been quite dramatic. Characterized as looking like the "nifty 50" markets of earlier decades, stocks of large-capitalization, multinational industry leaders continued to rise to new price and valuation highs while others, many with fundamentals intact, sorely lagged. Further, stocks in industries which showed disappointing results, such as health care and technology, were battered.

 In health care, disappointing fundamentals in the health maintenance organizations (HMOs) resulted in the stocks being down by 35% in 1996, according to Standard & Poor's, while drug stocks performed well and were up, on average, over 20%. Technology stocks were "beat up" throughout 1996, with the low occurring in July. Despite this, leaders of their respective sectors, such as Microsoft, Oracle, Cisco, and Intel, are all at valuations that are at or near their all-time highs.

 The stock market continued to move upward during the past six months, benefiting from a favorable backdrop for equities, including slow but steady economic growth, which resulted in little upward pressure on inflation or interest rates. This environment was further enhanced by unprecedented positive flows of money into the equity markets and the continuing prospect for additional fiscal discipline in Washington. The market's response to this combination of factors surprised many investors, most of whom believed that much of this good news had already been discounted by the market in 1995 and early 1996. In addition, the second half of 1996 saw a rebound in many of the technology sectors which had been battered from midway through 1995 to July of 1996.

 The Fund's investments continue to be concentrated in the four sectors outlined in our last report: leisure, technology, energy, and health care, although the composition of those holdings has changed to some degree, as have the weightings. Energy holdings were modestly reduced on the basis of price strength, while the "other" category also was lowered. The leisure weighting was expanded through investments in the hotel sector where, we believe, constrained supply and continued growth in demand should lead to an extended period of rapid cash flow and earnings growth for much of this industry. Specific hotel stocks added to the Fund were Host Marriott, Hilton, HFS, and ITT.

 In addition, new technology holdings include Texas Instruments, Compaq, and Sony. Bristol-Myers and Genesis Health Ventures were added in the health care area. These purchases were funded by proceeds from sales of Federated Department Stores and Sears in the retailing sector, Argosy and MGM in the gaming sector, and US Robotics, Oracle, Adobe, and BMC Software in the technology sector.

 The results of the past two years have left few sectors undervalued, particularly in areas such as technology and oil services, where stock perform-ance has been quite favorable. The Fund continues to look for growing, visible earnings, but we are conscious of the fact that strength exhibited over the last two years will put an additional premium on stock versus sector selection. In addition to the favorable prospects for the hotel sector detailed above, we believe the outlook for selected technology and oil service companies is favorable as they continue to exhibit relatively strong earnings and revenue growth, and we expect earnings of HMOs to rebound in 1997.


Respectfully,

/s/ Kenneth J. Enright

Kenneth J. Enright
Portfolio Manager



--------------------------------------------------------------------------------

Portfolio Manager's Profile

Kenneth J. Enright joined the MFS Research Department in 1986. A graduate of Boston State College and of the Babson College Graduate School of Business Administration, he was named Assistant Vice President - Investments in 1987 and Vice President - Investments in 1988. Mr. Enright became Portfolio Manager of MFS Managed Sectors Fund in 1993. He is a Chartered Financial Analyst (C.F.A.).

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Fund Facts

Strategy:    The Fund's investment objective is to provide capital appreciation.
             As much as 50% of the Fund's assets may be in one sector or cash.

Commencement of
investment operations:    Class A:      September 20, 1993

                          Class B:      December 29, 1986

                          Class I:      January 2, 1997

Size:                     $378.6 million net assets as of February 28, 1997

--------------------------------------------------------------------------------




Performance Summary

Because mutual funds like MFS Managed Sectors Fund are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for Class A, Class B, and Class I shares for the applicable time periods.

Average Annual and Cumulative Total Rates of Return

Class A Investment Results
(net asset value change including reinvested distributions)

                              6 Months       1 Year       5 Years      10 Years
--------------------------------------------------------------------------------
Cumulative Total Return          +17.55%     +16.66%      +69.57%      +191.71%
--------------------------------------------------------------------------------
Average Annual Total Return          --      +16.66%      +11.14%      + 11.30%
--------------------------------------------------------------------------------
SEC Results                          --      + 9.95%      +10.06%      + 10.76%
--------------------------------------------------------------------------------


Class B Investment Results
(net asset value change including reinvested distributions)

                               6 Months       1 Year       5 Years      10 Years
-------------------------------------------------------------------------------
Cumulative Total Return           +17.18%     +15.86%      +65.42%      +184.45%
-------------------------------------------------------------------------------
Average Annual Total Return           --      +15.86%      +10.59%      + 11.02%
-------------------------------------------------------------------------------
SEC Results                           --      +11.86%      +10.35%      + 11.02%
-------------------------------------------------------------------------------


Class I Investment Results
(net asset value change including reinvested distributions)

                               6 Months       1 Year       5 Years      10 Years
-------------------------------------------------------------------------------
Cumulative Total Return           +16.93%     +15.61%      +65.12%      +183.94%
-------------------------------------------------------------------------------
Average Annual Total Return           --      +15.61%      +10.55%      + 11.00%
-------------------------------------------------------------------------------
SEC Results                           --      +15.61%      +10.55%      + 11.00%
-------------------------------------------------------------------------------

All results are historical and assume the reinvestment of dividends and capital gains. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.


Class A SEC results include the maximum 5.75% sales charge. Class B SEC results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years as follows: 4%, 4%, 3%, 3%, 2%, 1%, 0%. Class I shares, which became available on January 2, 1997 have no sales load or 12b-1 fees, and are only available to certain institutional investors.


Class A share results include the performance and operating expenses (e.g., Rule 12b-1 fees) of the Fund's Class B shares for periods prior to the commencement of offering of Class A shares. Because operating expenses attributable to Class B shares are greater than those of Class A shares, Class A share performance would have been higher had Class A shares been outstanding during the entire period. The Class B share performance included within the Class A SEC performance has been adjusted to reflect the sales charge generally applicable to Class A shares rather than the CDSC generally applicable to Class B shares.


Class I share results include the performance and operating expenses of Class B shares for periods prior to the commencement of offering of Class I shares. Because operating expenses attributable to Class B shares are greater than those of Class I shares, Class I share performance would have been higher had Class I shares been outstanding during the entire period. The Class B share performance included in the Class I share performance has been adjusted to reflect the fact that Class I shares have no CDSC.


Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Current subsidies and waivers may be discontinued at any time.

Portfolio Concentration as of February 28, 1997


Top 10 Equity Holdings

Telephone & Data Systems, Inc.
Providers of rural and local telephone services

Intel Corp.
Semiconductor manufacturer

Sun Microsystems, Inc.
Computer systems company

ADT Limited
Commercial and residential security company

Tyco International Ltd.
Manufacturer of fire protection, packaging, and electronic equipment

United Healthcare Corp.
Health maintenance organization

Cooper Cameron Corp.
Manufacturer of oil and gas production equipment

Harrah's Entertainment, Inc.
Owner of gaming operations in several states

Equitable of Iowa Cos.
Life and health insurance company

Digital Equipment Corp.
Computer manufacturing and networking company

Largest Sectors

Technology     33.3%
Leisure        24.2%
Health Care    12.4%
Energy         10.3%
Other          19.8%


*For a more complete breakdown, refer to Portfolio of Investments.

Portfolio of Investments (Unaudited) - February 28, 1997

Stocks - 98.2%
--------------------------------------------------------------------


Issuer                                        Shares            Value
------------------------------------------------------------------------
Energy - 10.2%
 BJ Services Co.*                             104,700     $  4,161,825
 Camco International, Inc.                    105,000        4,055,625
 Cooper Cameron Corp.*                        169,600       11,108,800
 McDermott International, Inc.                208,000        4,628,000
 Occidental Petroleum Corp.                   219,770        5,604,135
 Tidewater, Inc.                               58,600        2,519,800
 Transocean Offshore, Inc.                     33,000        1,843,875
 Weatherford Enterra, Inc.*                   150,000        4,500,000
                                                          -------------
                                                          $ 38,422,060
                                                          -------------
Health Care Revenue - 12.2%
 Bristol-Myers Squibb Co.                      35,000     $  4,567,500
 Genesis Health Ventures, Inc.*               101,600        3,517,900
 HealthSource, Inc.*                          341,000        7,118,375
 Pacificare Health Systems, Inc.*              80,000        6,700,000
 Pharmacia & Upjohn, Inc.                     170,000        6,268,750
 Rhone-Poulenc Rorer, Inc.                     22,300        1,583,300
 St. Jude Medical, Inc.*                      125,000        4,937,500
 United Healthcare Corp.                      230,400       11,491,200
                                                          -------------
                                                          $ 46,184,525
                                                          -------------
Leisure - 23.8%
 Aerial Communications, Inc.                  275,000     $  1,546,875
 AirTouch Communications, Inc.*               192,500        5,245,625
 American Radio Systems Corp.*                 47,700        1,597,950
 Harrah's Entertainment, Inc.*                598,700       11,075,950
 HFS, Inc.*                                    51,000        3,493,500
 Hilton Hotels Corp.                          185,000        4,648,125
 Host Marriott Corp.*                         388,700        6,996,600
 ITT Corp.*                                    50,600        2,858,900
 LIN Television Corp.*                         87,900        3,647,850
 Louisiana Quinta Inns, Inc.                  185,000        3,653,750
 Promus Hotel Corp.*                          237,800        8,412,175
 Showboat, Inc.                               184,000        3,772,000
 Telephone & Data Systems, Inc.               830,000       33,200,000
                                                          -------------
                                                          $ 90,149,300
                                                          -------------
Technology - 32.6%
 ADT Limited*                                 575,000     $ 12,506,250
 Analog Devices, Inc.*                        193,900        4,508,175
 Atmel Corp.*                                 182,000        6,802,250
 Cabletron Systems, Inc.*                     215,700        6,471,000
 Compaq Computer Corp.*                        55,000        4,358,750
 Computer Associates International, Inc.      175,000        7,612,500
 Digital Equipment Corp.*                     260,000        8,515,000
 Electronic Arts, Inc.*                        32,600        1,018,750
 Glenayre Technologies, Inc.*                 268,800        3,561,600
 Intel Corp.                                  155,000       21,990,625
 Microsoft Corp.*                              35,000        3,412,500
 National Semiconductor Corp.*                224,900        5,875,512
 Sony Corp.                                    53,000        3,827,143
 Spectrum Holobyte, Inc.*                     850,100        7,013,325

--------------------------------------------------------------------


Issuer                                                         Shares            Value
---------------------------------------------------------------------------------------
Technology - continued
 Sun Microsystems, Inc.*                                      450,000       $13,893,750
 Texas Instruments, Inc.                                       70,000         5,398,750
 VLSI Technology, Inc.*                                       205,000         3,830,938
 WorldCom, Inc.*                                              108,400         2,886,150
                                                                           ------------
                                                                           $123,482,968
---------------------------------------------------------------------------------------
Other - 19.4%
 Advanta Corp., "B"                                           112,700       $ 4,522,087
 AGCO Corp.                                                   230,000         6,526,250
 Colgate-Palmolive Co.                                         48,000         4,968,000
 Equitable of Iowa Cos.                                       197,000        10,465,625
 Jefferson Smurfit Corp.                                      125,000         1,703,125
 Loral Space & Communications Corp.*                          340,000         5,482,500
 McDonnell-Douglas Corp.                                       62,000         3,937,000
 Office Depot, Inc.*                                          425,000         8,075,000
 PowerGen PLC                                                 433,000         4,363,119
 Smith's Food & Drug Centers, Inc.                             34,400         1,130,900
 Staples, Inc.*                                                50,000         1,081,250
 Stone Container Corp.                                        200,000         2,600,000
 Tyco International Ltd.                                      200,000        11,800,000
 Wisconsin Central Transportation Corp.*                      140,000         5,022,500
 WMX Technologies Inc.                                         60,000         1,897,500
                                                                            -----------
                                                                            $73,574,856
---------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $318,780,473)                               $371,813,709
---------------------------------------------------------------------------------------
Convertible Bond - 0.1%
---------------------------------------------------------------------------------------
                                                       Principal Amount
                                                          (000 Omitted)
---------------------------------------------------------------------------------------
 Spectrum Holobyte, Inc., 6.5s, 2002 (Technology)
 (Identified Cost, $560,000)##                                  $ 560       $   362,600
---------------------------------------------------------------------------------------
Total Investments (Identified Cost, $319,340,473)                          $372,176,309
---------------------------------------------------------------------------------------
Other Assets, Less Liabilities - 1.7%                                         6,437,790
---------------------------------------------------------------------------------------
Net Assets - 100.0%                                                        $378,614,099
---------------------------------------------------------------------------------------


 *Non-income producing security.

##SEC Rule 144A Restriction.

See notes to financial statements

Financial Statements

Statement of Assets and Liabilities (Unaudited)
--------------------------------------------------------------------


February 28, 1997
--------------------------------------------------------------------------------------------------
Assets:
 Investments, at value (identified cost, $319,340,473)                                $372,176,309
 Cash                                                                                    5,582,072
 Receivable for investments sold                                                         4,443,735
 Receivable for Fund shares sold                                                           286,806
 Dividends and interest receivable                                                          99,616
 Other assets                                                                                3,903
                                                                                      ------------
   Total assets                                                                       $382,592,441
                                                                                      ------------
Liabilities:
 Payable for investments purchased                                                    $  1,964,503
 Payable for Fund shares reacquired                                                      1,666,219
 Payable to affiliates -
  Management fee                                                                             7,806
  Shareholder servicing agent fee                                                            1,353
  Distribution fee                                                                           3,543
 Accrued expenses and other liabilities                                                    334,918
                                                                                      ------------
   Total liabilities                                                                  $  3,978,342
                                                                                      ------------
Net assets                                                                            $378,614,099
                                                                                      ------------
Net assets consist of:
 Paid-in capital                                                                      $303,283,312
 Unrealized appreciation on investments and translation of assets and
   liabilities in foreign currencies                                                    52,835,836
 Accumulated undistributed net realized gain on investments and foreign
   currency transactions                                                                24,860,041
 Accumulated net investment loss                                                        (2,365,090)
                                                                                      ------------
   Total                                                                              $378,614,099
                                                                                      ------------
Shares of beneficial interest outstanding                                               27,534,161
                                                                                      ------------
Class A shares:
 Net asset value per share
 (net assets of $236,684,573 [dividedby] 17,235,721 shares of beneficial interest
 outstanding)                                                                           $13.73
                                                                                        ------
 Offering price per share (100 [dividedby] 94.25)                                       $14.57
                                                                                        ------
Class B shares:
 Net asset value and offering price per share
 (net assets of $139,658,897 [dividedby] 10,133,288 shares of beneficial interest
 outstanding)                                                                           $13.78
                                                                                        ------
Class I shares:
 Net asset value and offering price per share
 (net assets of $2,270,629 [dividedby] 165,152 shares of beneficial interest
 outstanding)                                                                           $13.75
                                                                                        ------

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class B shares.

See notes to financial statements

Statement of Operations (Unaudited)
--------------------------------------------------------------------


Six Months Ended February 28, 1997
-------------------------------------------------------------------------
Net investment income:
 Income -
  Dividends                                                                  $   881,026
  Interest                                                                       123,196
                                                                             -----------
   Total investment income                                                   $ 1,004,222
                                                                             -----------
 Expenses -
  Management fee                                                             $ 1,380,443
  Trustees' compensation                                                          23,471
  Shareholder servicing agent fee                                                 81,180
  Shareholder servicing agent fee (Class A)                                      112,975
  Shareholder servicing agent fee (Class B)                                      101,851
  Distribution and service fee (Class A)                                         398,737
  Distribution and service fee (Class B)                                         697,798
  Custodian fee                                                                   74,050
  Printing                                                                        52,146
  Postage                                                                         46,975
  Auditing fees                                                                   25,138
  Miscellaneous                                                                  146,663
                                                                             -----------
   Total expenses                                                            $ 3,141,427
  Fees paid indirectly                                                           (29,525)
                                                                             -----------
   Net expenses                                                              $ 3,111,902
                                                                             -----------
    Net investment loss                                                      $(2,107,680)
                                                                             -----------
Realized and unrealized gain (loss) on investments:
 Realized gain (loss) (identified cost basis) -
  Investment transactions                                                    $27,930,143
  Foreign currency transactions                                                  (10,512)
                                                                             -----------
   Net realized gain on investments and foreign currency transactions        $27,919,631
 Change in unrealized appreciation on investments                             32,369,657
                                                                             -----------
   Net realized and unrealized gain on investments and foreign currency      $60,289,288
                                                                             -----------
     Increase in net assets from operations                                  $58,181,608
                                                                             -----------

See notes to financial statements

Statement of Changes in Net Assets
--------------------------------------------------------------------


                                                    Six Months Ended
                                                   February 28, 1997           Year Ended
                                                         (Unaudited)      August 31, 1996
                                                   -----------------      ---------------
Increase ( decrease) in net assets:
From operations -
 Net investment loss                                   $ (2,107,680)       $  (3,156,831)
 Net realized gain on investments and foreign
 currency transactions                                   27,919,631           62,458,699
 Net unrealized gain (loss) on investments and
 foreign currency translation                            32,369,657          (45,740,086)
                                                       ------------        -------------
  Increase in net assets from operations               $ 58,181,608        $  13,561,782
                                                       ------------        -------------
Distributions declared to shareholders -
 From net realized gain on investments and
 foreign currency transactions (Class A)               $(26,355,849)       $ (37,126,652)
 From net realized gain on investments and
 foreign currency transactions (Class B)                (15,051,923)         (28,912,351)
                                                       ------------        -------------
  Total distributions declared to
  shareholders                                         $(41,407,772)       $ (66,039,003)
                                                       ------------        -------------
Fund share (principal) transactions -
 Net proceeds from sale of shares                      $ 50,238,308        $ 105,543,935
 Net asset value of shares issued to
 shareholders in reinvestment of
 distributions                                           38,463,593           60,342,057
 Cost of shares reacquired                              (64,224,188)        (154,185,704)
                                                       ------------        -------------
  Increase in net assets from Fund share
  transactions                                         $ 24,477,713        $  11,700,288
                                                       ------------        -------------
   Total increase (decrease) in net assets             $ 41,251,549        $ (40,776,933)
Net assets:
 At beginning of period                                 337,362,550          378,139,483
                                                       ------------        -------------
 At end of period (including accumulated net
 investment loss of $2,365,090 and
 $257,410, respectively)                               $378,614,099        $ 337,362,550
                                                       ------------        -------------

See notes to financial statements

Financial Highlights
--------------------------------------------------------------------


                                      Six Months                                        Nine
                                           Ended                                      Months
                                    February 28,        Year Ended August 31,          Ended       Period Ended
                                            1997      -------------------------   August 31,       November 30,
                                     (Unaudited)         1996          1995             1994              1993*
                                    ----------------------------------------------------------------------------
                                         Class A
                                    ----------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of
 period                                $  13.16         $ 15.55       $ 13.41       $  15.50        $  15.68
                                       ---------        ---------     ---------     ---------       ---------
Income from investment
 operations# -
 Net investment loss                   $  (0.07)        $ (0.08)      $ (0.05)      $  (0.03)       $  (0.02)
 Net realized and unrealized
 gain (loss) on investments
 and foreign currency
 transactions                              2.32            0.58          3.22           0.77           (0.16)
                                       ---------        ---------     ---------     ---------       ---------
   Total from
    investment
    operations                         $   2.25         $  0.50       $  3.17       $   0.74        $  (0.18)
                                       ---------        ---------     ---------     ---------       ---------
Less distributions declared
 to shareholders from net
 realized gain on
 investments and foreign
 currency transactions                 $  (1.68)        $ (2.89)      $ (1.03)      $  (2.83)       $   --
                                       ---------        ---------     ---------     ---------       ---------
Net asset value - end of period        $  13.73         $ 13.16       $ 15.55       $  13.41        $  15.50
                                       ---------        ---------     ---------     ---------       ---------
Total return[dbldag]                     17.55%++         3.92%        26.12%          5.12%++       (5.99)%+
Ratios (to average net assets)/
 Supplemental data:
 Expenses##                               1.42%+          1.43%         1.46%          1.52%+          1.59%+
 Net investment loss                    (0.88)%+        (0.56)%       (0.34)%        (0.26)%+        (0.75)%+
Portfolio turnover                          49%            117%          115%            76%            106%
Average commission rate###             $ 0.0565         $0.0411       $  --         $   --          $   --
Net assets at end of period
 (000 omitted)                         $236,685        $207,504      $178,367       $121,498        $136,179

       *For the period from the commencement of offering of Class A shares,
        September 20, 1993 to November 30, 1993.
       +Annualized.
      ++Not annualized.
[dbldag]Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
       #Per share data for the periods subsequent to November 30, 1993 are based on average shares outstanding.
      ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly. ###Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.

See notes to financial statements

--------------------------------------------------------------------


                                Six Months                                         Nine
                                     Ended                                       Months
                              February 28,        Year Ended August 31,           Ended  Year Ended November 30,
                                      1997      -------------------------    August 31,  ------------------------
                               (Unaudited)          1996          1995             1994        1993       1992
                              --------------------------------------------------------------------------------
                                   Class B
                              --------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -
 beginning of period             $  13.14         $ 15.46       $ 13.35      $  15.49      $ 15.42     $ 13.00
                                 ---------        ---------     ---------    ---------     ---------   -------
Income from investment
 operations# -
 Net investment loss             $  (0.11)        $ (0.18)      $ (0.14)     $  (0.10)     $ (0.25)    $ (0.24)
 Net realized and
  unrealized gain on
 investments and
 foreign currency
 transactions                        2.32            0.58          3.20          0.75         0.94        2.66
                                 ---------        ---------     ---------    ---------     ---------   -------
  Total from
   investment
   operations                    $   2.21         $  0.40       $  3.06      $   0.65      $  0.69     $  2.42
                                 ---------        ---------     ---------    ---------     ---------   -------
Less distributions
 declared to
 shareholders from net
 realized gain on
 investments and
 foreign currency
 transactions                    $  (1.57)        $ (2.72)      $ (0.95)     $  (2.79)     $ (0.62)    $   --
                                 ---------        ---------     ---------    ---------     ---------   -------
Net asset value -
 end of period                   $  13.78         $ 13.14       $ 15.46      $  13.35      $ 15.49     $ 15.42
                                 ---------        ---------     ---------    ---------     ---------   -------
Total return                       17.18%++         3.17%         25.19%        4.47%++      4.50%      18.62%
Ratios (to average net
 assets)/Supplemental data:
 Expenses##                         2.11%+          2.15%          2.18%        2.26%+       2.21%       2.37%
 Net investment loss              (1.57)%+        (1.27)%        (1.06)%      (1.01)%+     (1.55)%     (1.85)%
Portfolio turnover                    49%            117%           115%          76%         106%         22%
Average commission rate###       $ 0.0565        $ 0.0411            --            --           --          --
Net assets at end of period
 (000 omitted)                   $139,659        $129,858      $199,773      $214,055     $232,982    $249,493

  +Annualized.
 ++Not annualized.
  #Per share data for the periods subsequent to November 30, 1993 are based on average shares outstanding.
 ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
###Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.

See notes to financial statements

--------------------------------------------------------------------


Year Ended November 30,                      1991          1990       1989       1988    1987**
-----------------------------------------------------------------------------------------------
                                          Class B
-----------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period    $  9.23      $  11.32    $  7.86    $  6.94    $  6.50
                                         ---------    ----------  -------    -------    --------
Income from investment operations -
 Net investment income (loss)            $ (0.12)     $  (0.03)   $  0.03    $  0.09    $  0.03
 Net realized and unrealized gain
  (loss) on investments and
  foreign currency transactions             3.89         (2.06)      3.51       0.89       0.42
                                         ---------    ----------  -------    -------    --------
    Total from investment
     operations                          $  3.77      $  (2.09)   $  3.54    $  0.98    $  0.45
                                         ---------    ----------  -------    -------    --------
Less distributions declared to
 shareholders from net realized gain
 on investments and foreign
 currency transactions                   $  --        $   --      $ (0.08)   $ (0.06)   $ (0.01)
                                         ---------    ----------  -------    -------    ---------
Net asset value - end of period          $ 13.00      $   9.23    $ 11.32    $  7.86    $  6.94
                                         ---------    ----------  -------    -------    ---------
Total return                              40.85%      (18.46)%     45.35%     14.06%      7.47%+
Ratios (to average net assets)/
 Supplemental data:
 Expenses                                  2.44%         2.50%      2.52%      2.31%      2.25%+
 Net investment loss                     (1.00)%       (0.27)%      0.37%      1.08%      0.09%+
Portfolio turnover                           59%           79%        84%       146%       163%
Net assets at end of period
 (000 omitted)                          $190,232      $152,132   $180,416  $137,311    $134,762

**For the period from the commencement of investment operations, December 29,
  1986 to November 30, 1987.
 +Annualized.

See notes to financial statements

--------------------------------------------------------------------


Period Ended February 28, 1997* (Unaudited)                                              Class I
------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                                                  $  13.18
                                                                                       ---------
Income from investment operations# -
 Net investment loss                                                                   $  (0.02)
 Net realized and unrealized gain on investments and foreign currency  transactions        0.59
                                                                                       ---------
  Total from investment operations                                                     $   0.57
                                                                                       ---------
Net asset value - end of period                                                        $  13.75
                                                                                       ---------
Total return 4.33%++ Ratios (to average net assets)/Supplemental data:
 Expenses##                                                                               1.07%+
 Net investment loss                                                                    (0.74)%+
Portfolio turnover                                                                          49%
Average commission rate                                                                $ 0.0565
Net assets at end of period (000 omitted)                                              $  2,271


 *For the period from the commencement of offering of Class I shares, January 1,
  1997 to February 28, 1997.
 +Annualized.
++Not annualized.
 #Per share data for the period is based on average shares outstanding.
##The Fund's expenses are calculated without reduction for fees paid indirectly.


See notes to financial statements

Notes to Financial Statements (Unaudited)

(1) Business and Organization

MFS Managed Sectors Fund (the Fund) is a non-diversified series of MFS Series Trust I (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies

General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividend income is recorded on the ex-dividend date for dividends received in cash. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custodian bank calculates its fee based on the Fund's average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income. Distributions to shareholders are recorded on the ex-dividend date.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains.

Multiple Classes of Shares of Beneficial Interest - The Fund offers Class A, Class B, and Class I shares. The classes of shares differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund pro rata based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates

Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of average daily net assets.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD) and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $6,321 for the period ended February 28, 1997.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $10,866 for the period ended February 28, 1997, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A and Class B shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. MFD retains the service fee for accounts not attributable to a securities dealer which amounted to $49,412 for the period ended February 28, 1997. Fees incurred under the distribution plan during the period ended February 28, 1997 were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $22,478 for Class B shares for the period ended February 28, 1997. Fees incurred under the distribution plan during the period ended February 28, 1997 were 1.00% of average daily net assets attributable to Class B shares on an annualized basis.

Purchases over $1 million of Class A shares and certain purchases into retirement plans are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following such purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the period ended February 28, 1997 were $0 and $56,199 for Class A and Class B shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an effective annual rate of 0.13%. Prior to January 1, 1997, the fee was calculated as a percentage of the average daily net assets an effective annual rate of up to 0.15% and up to 0.22% attributable to Class A and Class B shares, respectively.

(4) Portfolio Securities

Purchases and sales of investments, other than U.S. government securities, purchased option transactions and short-term obligations aggregated $177,435,124 and $193,971,652, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                    $319,340,473
                                  ------------
Gross unrealized appreciation     $ 68,135,293
Gross unrealized depreciation      (15,299,457)
                                  ------------
  Net unrealized appreciation     $ 52,835,836
                                  ------------

(5) Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:


Class A Shares

                                  Six Months Ended February 28, 1997      Year Ended August 31, 1996
                                  ----------------------------------     -----------------------------
                                       Shares          Amount                Shares         Amount
--------------------------------------------------------------------     -----------------------------
Shares sold                         1,491,727    $ 20,740,154            4,380,258    $ 63,996,858
Shares issued to
shareholders in
reinvestment of
distributions                       1,813,576      24,102,359            2,625,824      33,269,508
Shares transferred to Class I        (167,733)     (2,210,721)
Shares reacquired                  (1,669,208)    (23,205,714)          (2,712,657)    (38,139,937)
                                  -----------    ------------          -----------    ------------
 Net increase                       1,468,362    $ 19,426,078            4,293,425    $ 59,126,429
                                  -----------    ------------          -----------    ------------

Class B Shares

                        Six Months Ended February 28, 1997       Year Ended August 31, 1996
                        ----------------------------------     ----------------------------
                             Shares          Amount                Shares         Amount
----------------------------------------------------------     ----------------------------
Shares sold               2,074,131    $ 29,234,395              2,993,295    $  41,547,077
Shares issued to
shareholders in
reinvestment of
distributions             1,075,736      14,361,234              2,128,326       27,072,549
Shares reacquired        (2,896,439)    (40,719,338)            (8,163,355)    (116,045,767)
                        -----------    ------------              -----------    -------------
 Net increase
 (decrease)                 253,428    $  2,876,291              (3,041,734)  $ (47,426,141)
                        -----------    ------------              -----------    -------------


Class I Shares

                     Period Ended February 28, 1997*
                     -------------------------------
                                Shares        Amount
----------------------------------------------------
Shares sold                     20,012     $ 263,759
Shares transferred from
Class A                        167,733     2,210,721
Shares reacquired              (22,593)     (299,136)
                              --------     ---------
 Net increase                  165,152    $2,175,344
                              --------     ---------

*For the period from the commencement of offering of Class I shares, January 1, 1997 to February 28, 1997.

(6) Line of Credit

The Fund entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $400 million, collectively. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the period ended February 28, 1997 was $1,491.

         ------------------------------------------------------------

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R) Managed Sectors Fund

Trustees
A. Keith Brodkin* - Chairman and President
RICHARD B. BAILEY* - Private Investor;
Former Chairman and Director (until 1991), Massachusetts Financial Services Company; Director, Cambridge Bancorp; Director, Cambridge Trust Company MARSHALL N. COHAN - Private Investor
LAWRENCE H. COHN, M.D. - Chief of Cardiac Surgery, Brigham and Women's Hospital; Professor of Surgery, Harvard Medical School
THE HON. SIR J. DAVID GIBBONS, KBE - Chief Executive Officer, Edmund Gibbons Ltd.; Chairman, Bank of N.T. Butterfield & Son Ltd.
ABBY M. O'NEILL - Private Investor;
Director, Rockefeller Financial Services, Inc. (investment advisers)
WALTER E. ROBB, III - President and Treasurer, Benchmark Advisors, Inc. (corporate financial consultants); President, Benchmark Consulting Group, Inc. (office services); Trustee, Landmark Funds (mutual funds)
ARNOLD D. SCOTT* - Senior Executive Vice President, Director and Secretary, Massachusetts Financial Services Company
JEFFREY L. SHAMES* - President and Director, Massachusetts Financial Services Company
J. DALE SHERRATT - President, Insight Resources, Inc. (acquisition planning specialists)
WARD SMITH - Former Chairman (until 1994), NACCO Industries; Director, Sundstrand Corporation

Investment Adviser
Massachusetts Financial Services Company
500 Boylston Street
Boston, MA 02116-3741

Distributor
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741

Portfolio Manager
KENNETH J. ENRIGHT*

Treasurer
W. THOMAS LONDON*

Assistant Treasurer
JAMES O. YOST*

Secretary
STEPHEN E. CAVAN*

*Affiliated with the Investment Adviser

Assistant Secretary
JAMES R. BORDEWICK, JR.*

Custodian
State Street Bank and Trust Company

Investor Information
For MFS stock and bond market outlooks, call toll free: 1-800-637-4458 anytime from a touch-tone telephone.

For information on MFS mutual funds, call your financial adviser or, for an information kit, call toll free: 1-800-637-2929 any business day from 9 a.m. to 5 p.m. Eastern time (or leave a message anytime).

Investor Service
MFS Service Center, Inc.
P.O. Box 2281
Boston, MA 02107-9906

For general information, call toll free: 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time.

For service to speech- or hearing-impaired, call toll free: 1-800-637-6576 any business day from 9 a.m. to 5 p.m. Eastern time. (To use this service, your phone must be equipped with a Telecommunications Device for the Deaf.)

For share prices, account balances, and exchanges, call toll free:
1-800-MFS-TALK (1-800-637-8255) anytime from a touch-tone telephone.

World Wide Web
www.mfs.com


--------------------------------------------------------------------------------

[DALBAR LOGO]

For the third year in a row, MFS earned a #1 ranking in the DALBAR, Inc. Broker/Dealer Survey, Main Office Operations Service Quality Category. The firm achieved a 3.48 overall score on a scale of 1 to 4 in the 1996 survey. A total of 110 firms responded, offering input on the quality of service they received from 29 mutual fund companies nationwide. The survey contained questions about service quality in 15 categories, including "knowledge of phone service contacts," "accuracy of transaction processing," and "overall ease of doing business with the firm."

--------------------------------------------------------------------------------

MFS(R)                          [DALBAR LOGO]               ----------------
Managed                                                       Bulk Rate
Sectors Fund                                                  U.S. Postage
                                                              P A I D
500 Boylston Street                                           Permit #55638
Boston, MA 02116-3741                                         Boston, MA
                                                            ----------------



[MFS Investment Management Logo]
We invented the mutual fund(SM)






(C) 1997 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741

                                                         MMS-3 4/97  50M  08/208